UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025 (July 28, 2025)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 25th Floor New York, New York 10017
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange
7.50% Notes due 2029	CICB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CĪON Investment Corporation (“CION”) convened its Annual Meeting of Shareholders (the “Annual Meeting”) on July 28, 2025.

As of May 30, 2025, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 52,591,682 shares of common stock were eligible to be voted, and 36,221,873 of those shares were voted in person or by proxy at the Annual Meeting. Shareholders were asked to consider and act upon the following proposals, each of which is described in detail in CION’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 30, 2025:

•	Proposal No. 1 – the election of three members of the board of directors of CION to serve until the 2028 annual meeting of shareholders or until their successors are duly elected and qualified; and

•	Proposal No. 2 – to ratify the selection of RSM US LLP to serve as CION's independent registered public accounting firm for the year ending December 31, 2025 (the “Auditors Proposal”).

The director nominees listed in CION’s 2025 proxy statement were elected by CION’s shareholders at the Annual Meeting. The votes for, votes withheld and broker non-votes for the director nominees are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Edward J. Estrada	12,278,866	4,178,619	0
Peter I. Finlay	11,318,110	5,139,375	0
Earl V. Hedin	12,250,990	4,206,495	0

The proposal to ratify the selection of RSM US LLP to serve as CION’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was also approved by CION’s shareholders at the Annual Meeting.  The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	35,127,474
Votes Against	352,210
Abstentions	742,189
Broker Non-Votes	0

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date:	July 29, 2025	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).